EXHIBIT 99.1
                            WESTERN GOLDFIELDS, INC.
           AN EMERGING NORTH AMERICAN GOLD PRODUCER      OCTOBER 2004

                              CAUTIONARY STATEMENT
     This presentation includes certain estimates, projections and "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended that have been provided by the Company with respect to its anticipated future performance. Such forward looking statements reflect various assumptions by the Company concerning anticipated results, which assumptions may or may not prove to be correct. No representations are made as to the accuracy of such statements, estimates or projections. These forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey the Company's progress, business opportunities and growth prospects, such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the Company at this time, actual results may differ materially from those described. The Company's operations and business prospects are always subject to risks and uncertainties.

                            WESTERN GOLDFIELDS, INC.
                                MISSION STATEMENT
           FOCUSED ON BECOMING A MID-TIER NORTH AMERICAN GOLD PRODUCER
     - EXPAND ANNUAL GOLD PRODUCTION FROM 30,000 THIS YEAR TO GREATER THAN 50,000 OUNCES IN 2005 FROM THE MESQUITE MINE, WHICH WAS ACQUIRED FROM NEWMONT MINING COMPANY IN NOVEMBER 2003
     -    IMPROVE  STOCK  MARKET  LIQUIDITY  BY  OBTAINING A CANADIAN LISTING IN
          EARLY  2005  AND  MOVE  TO  A  SENIOR  U.S.  EXCHANGE BY YEAR END 2005
     - ESTABLISH AT LEAST TEN YEARS OF GOLD RESERVES FROM MESQUITE, THE ACQUISITION OF ADVANCED-STAGE PROJECT OPPORTUNITIES AND OUR IN-HOUSE EXPLORATION PROJECTS
     -    INCREASE  ANNUAL  GOLD  PRODUCTION TO 250,000 OUNCES WITHIN FIVE YEARS
     - HIGHLY EXPERIENCED MANAGEMENT TEAM WITH A PROVEN TRACK RECORD IS COMMITTED TO REDUCING OPERATING COSTS

                                MINING PROJECTS
  -  PRODUCING GOLD PROPERTY:                   OTHER EXPLORATION PROJECTS:
     -    Mesquite Gold Mine (California)           Nevada (7 precious metal)
  -  ADVANCED GOLD EXPLORATION PROJECTS:            California (2 gold projects)
     -    Cahuilla Gold Project (California)        Idaho (3 silver projects)
     -    Lincoln Hill Gold Mine (Nevada)
     -    Sunny Slope Gold Mine (Nevada)


                                 CAPITALIZATION
EXCHANGE:                         OTC BB
SYMBOL:                           "WGDF"
RECENT SHARE PRICE (9/28/04):     $0.63
52 WEEK HIGH-LOW:                 $1.90 - $0.58
SHARES ISSUED/OUTSTANDING         38.3 MILLION
FULLY DILUTED SHARES:             65.1 MILLION
MARKET CAPITALIZATION:            $24.9 MILLION
CASH:                             $2.0 MILLION


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                                MANAGEMENT  TEAM
-    THOMAS  (TOBY)  MANCUSO,  PRESIDENT  &  DIRECTOR
     (Formerly Rio Tinto/Kennecott and Freeport Gold)

-    LARRY  O'CONNOR,  VICE  PRESIDENT  OPERATIONS
     (Formerly Eldorado Gold, Bema Gold, Western Mining)

-    MARK  SHONNARD,  CFO,  SECRETARY  &  TREASURER
     (Formerly BHP, Magma Copper, Nevada Colca Gold, Lacana)

- THOMAS CALLICRATE, VICE PRESIDENT EXPLORATION & DIRECTOR (Formerly Kennecott, Newmont, FMC Gold, Freeport Gold)

                              INDEPENDENT DIRECTORS
-    JAMES  MANCUSO,  CHAIRMAN
     -    Chairman,  Monterrico  Metals;  Director,  Queenstake
     -    Formerly  President,  Queenstake  &  Chevron  Minerals

-    DOUGLAS  NEWBY,  DIRECTOR
     -    Currently  President,  Proteus  Capital  Corporation
     - Formerly Managing Partner, Moyes Newby & Co.; held senior positions within S. G. Warburg, Morgan Grenfell, and James Capel

-    GERALD  RUTH,  DIRECTOR
     - Currently operating consulting business providing services to issuers on corporate finance, exchange listing and corporate governance matters
     -    Formerly  Head  of  Listings  Group  at  the  Toronto  Stock  Exchange

                  FINANCIAL ACHIEVMENTS AND LISTING OBJECTIVES
-    COMPLETION  OF  $10  MILLION  EQUITY  FINANCING  IN  DECEMBER  2003
-    SB-2  REGISTRATION  COMPLETED  AUGUST  12,  2004
- CONSIDERING FINANCING ALTERNATIVES FOR FUNDING MESQUITE MINE DEVELOPMENT AND OTHER EXPLORATION PROJECTS
-    PLAN  TO  LIST  ON  A  CANADIAN  EXCHANGE  IN  EARLY  2005
-    PLAN  TO  LIST  ON  A  SENIOR  U.S.  EXCHANGE  IN  2005


                                  MESQUITE MINE
                    ACQUIRED FROM NEWMONT ON NOVEMBER 7, 2003
    PRIMARY CORPORATE OBJECTIVE: Initiate MINING OPERATIONS AT THE MESQUITE MINE
                    EXPANSION PROJECT AS RAPIDLY AS POSSIBLE.

                                  MESQUITE MINE
                                ACQUISITION TERMS
     - WESTERN GOLDFIELDS ASSUMED RECLAMATION AND CLOSURE RESPONSIBILITY OF APPROXIMATELY $6 MILLION, COVERED BY A COMPREHENSIVE ENVIRONMENTAL INSURANCE POLICY WITH AIG


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     -    PAYMENT  TO  NEWMONT  OF  50%  OF  CASH FLOWS FROM GOLD RECOVERED FROM
          EXISTING LEACH PADS, LESS CERTAIN ALLOWANCES, CURRENTLY UNDER RE-NEGOTIATION
     -    ROYALTIES  OF  0.5%  TO  2%  ON  NEWLY-MINED  ORE  TO  NEWMONT
     - ISSUANCE OF 3.4 MILLION SHARES TO NEWMONT WHO REPRESENTS A MAJOR STAKEHOLDER IN WESTERN GOLDFIELDS

                                  MESQUITE MINE
                              MAJOR ACCOMPLISHMENTS
     -    OPERATIONS  TRANSITION FROM CONTRACTOR TO WESTERN GOLDFIELDS COMPLETED
     -    GOLD  REFINERY  RE-COMMISSIONED,  GOLD  DORE'  IS  PRODUCED  ON  SITE
     -    FAVORABLE  INTERNAL SCOPING STUDY FOR RE-PROCESSING LEACH PAD MATERIAL
     -    FAVORABLE  INTERNAL  SCOPING  STUDY  FOR  EXPANDING  MINING OPERATIONS
     -    EXCELLENT  SHALLOW  HIGH  GRADE  AND  DEEP  ORE  DEVELOPMENT POTENTIAL
          IDENTIFIED

                                 MESQUITE  MINE
                               EXISTING LEACH PADS
-    MESQUITE  HAS  PRODUCED  2,991,000  OUNCES  OF GOLD AS OF SEPTEMBER 1, 2004
-    STRIVING  TO  IMPROVE  LEACHING  OPERATIONS
     -    Improving  the  leach  cycle  and  pad  solution  chemistry
     - Conducted heap drill programs in conjunction with extensive ore testing
     - Heap re-processing feasibility study in progress designed to enhance gold recovery, scoping study positive

                                 MESQUITE  MINE
                                 MINE EXPANSIONS
PERMITTED EXPANSIONS AS CALCULATED BY NEWMONT, VALIDATED BY MINE DEVELOPMENT
     ASSOCIATES

-    GLOBAL  RESOURCE  -  120.7  MILLION  TONS  @  0.018  OZ/TON  GOLD
-    MINEABLE  MATERIAL  -  42  MILLION  TONS  @  0.021  OZ/T  GOLD

                                 MESQUITE  MINE
                            BIG CHIEF NORTH EXTENSION
- IN-HOUSE GEOLOGIC MINERAL MODEL COMPLETE INDICATING RESOURCE OF 19,727,300 TONS @ 0.022 OZ/TON
-    5,200,000  TONS  @  0.032  OZ/TON  ESTIMATED  TO  BE  MINEABLE
-    100%  OF  THE  RESOURCE  IS  OXIDIZED
- GOLD MINERALIZATION IS OPEN-ENDED, DRILLING PROGRAM IS BEING DESIGNED TO EXPAND RESOURCE
                             MESQUITE  MINE (PHOTO)


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                                 MESQUITE  MINE
                              HIGH GRADE POTENTIAL
-    BIG  CHIEF  SOUTH/BAYHORSE  -  HIGH  GRADE  DRILL  INTERCEPTS  IN  PLACE:
     -    MR-3052 - 80 feet averaging 0.67 oz/t gold including 30 feet averaging
          1.71  (HIGHEST  5'  VALUE  @  6.14  OZ/TON)
     -    SM-1404  -  50  feet  @  0.96  oz/t  gold  including  10'  @ 4.41 OZ/T
     -    SM-1970  -  10  feet  @  3.88  oz/t  gold  including  5'  @  7.5  OZ/T
     -    MR-2793  -  50  feet  @  .37  oz/t  gold  including  10'  @  1.74 OZ/T
- HIGH GRADE GOLD MINERALIZATION ALSO ENCOUNTERED IN MANY OTHER AREAS THROUGHOUT THE PERMITTED MINE SITE
- SIGNIFICANT DEEP HIGH GRADE TARGETS HAVE BEEN IDENTIFIED THROUGH DETAILED EVALUATION OF THE VAST GEOLOGIC DATABASE

                             MESQUITE  MINE (PHOTO)

                                 MESQUITE  MINE
                                 OPERATIONS PLAN
-    INITIATE  RE-PROCESSING  OF  THE  LEACH  PADS  DURING  4TH  QUARTER  2004
-    BEGIN  DEVELOPMENT  DRILL  PROGRAM  ON  MINE  EXPANSIONS  4TH  QUARTER 2004
-    RESUME  MINING  OPERATIONS  IN  BIG  CHIEF  NORTH  EXTENSION  1ST HALF 2005
-    INITIATE  DRILL  TESTING OF BOTH SHALLOW AND DEEP HIGH GRADE POTENTIAL 2005
- EVALUATE UNDERGROUND MINING AND ALTERNATIVE PROCESSING METHODS FOR HIGH GRADE MINERALIZATION 2005

                              ADVANCED EXPLORATION
                              CAHUILLA GOLD PROJECT
-    HOSTS  A  RESOURCE OF 856,000 OUNCES, BOTH HIGH-GRADE AND BULK DISSEMINATED
     GOLD
- MAJORITY OF PROJECT IS ON THE TORRES MARTINEZ RESERVATION IN CALIFORNIA, PROVIDING SIGNIFICANT DEVELOPMENT AND PERMITTING BENEFITS
- EXPLORED BY MAJOR MINING COMPANIES; ESTIMATED $5 MILLION SPENT BY NEWMONT, HOMESTAKE (BARRICK) AND KENNECOTT

                              ADVANCED EXPLORATION
                              CAHUILLA GOLD PROJECT
- HOLD EXCLUSIVE EXPLORATION & MINING RIGHTS; SUBMITTED FORMAL MINING AGREEMENT, AWAITING BIA APPROVAL
-    POTENTIAL  FOR  HIGH-GRADE  UNDERGROUND  AND  BULK-TONNAGE  OPEN  PIT MINES
- MAJORITY OF THE BEST TARGETS REMAIN UNTESTED, DEMONSTRATES MULTI-MILLION OUNCE GOLD POTENTIAL

                             EXPLORATION PROPERTIES

                                ADVANCED PROJECTS
-    LINCOLN  HILL,  NEVADA  -  ADJACENT  TO  THE  COEUR  ROCHESTER  MINE
     ----------------------
-    EXECUTING JV AGREEMENT, DESIGNING EXTENSIVE EXPLORATION/DEVELOPMENT PROGRAM
- MULTI-MILLION OUNCE POTENTIAL, PROSPECTIVE FOR HIGH-GRADE UNDERGROUND AND BULK-MINEABLE OPEN PIT DEVELOPMENT
-    SUNNY  SLOPE,  NEVADA  -  GOLD  VALUES  UP  TO  24.572  OZ/T  DETECTED FROM
     ---------------------
     SURFACE  HIGH  GRADE  VEINS
-    EXECUTED  LETTER  OF INTENT TO INITIATE PROJECT EXPLORATION AND DEVELOPMENT
-    COMPLETELY  UNDER-EXPLORED,  NEVER  DRILL  TESTED




                                     SUMMARY
-    MESQUITE  MINE
     -    ACCELERATE  MINING  OF  ADDITIONAL  GOLD  RESOURCES
     -    IMPROVE  GOLD  RECOVERY  BY  RE-PROCESSING  EXISTING  LEACH  PADS
- EXCELLENT POTENTIAL TO SIGNIFICANTLY INCREASE GOLD RESOURCES AND PRODUCTION IN BOTH THE SHORT AND LONG TERM
-    AGGRESSIVE  PLAN  TO  IMPROVE  STOCK  MARKET  LIQUIDITY

-    IMPRESSIVE  PORTFOLIO  OF  SUPERIOR  EXPLORATION  PROJECTS

-    HIGHLY  EXPERIENCED  AND  COMMITTED  MANAGEMENT  TEAM

                            Western Goldfields, Inc.
                                        An Emerging North American Gold Producer


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